SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X]     Filed  by  the  Registrant
[  ]     Filed  by  a  party  other  than  the  Registrant
Check  the  appropriate  box:
[  ]     Preliminary  Proxy  Statement
[  ]     Confidential,  For  Use  of  the  Commission Only (as permitted by Rule
14a-6(e)(2))
[  ]     Definitive  Proxy  Statement
[X]     Definitive  Additional  Materials
[  ]     Soliciting  Material  Under  Rule  14a-12

                          Edac Technologies Corporation
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                          -----------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):
[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
                                 Not Applicable
                                 --------------
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
                                 Not Applicable
                                 --------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                 Not Applicable
(4)  Proposed  maximum  aggregate  value  of  transaction:
                                 Not Applicable
                                 --------------
(5)  Total  fee  paid:
                                 Not Applicable
                                 --------------

[  ]     Fee  paid  previously  with  preliminary  materials.
----

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  previously  paid:
                                 Not Applicable
                                 --------------
(2)  Form,  Schedule  or  Registration  Statement  No.:
                                 Not Applicable
                                 --------------
(3)  Filing  Party:
                                 Not Applicable
                                 --------------
(4)  Date  Filed:
                                 Not Applicable
                                 --------------

LOGO                                                  DRAFT
                                                      -----


FOR  FURTHER  INFORMATION,  PLEASE  CONTACT:
     RONALD  G.  POPOLIZIO
     EXECUTIVE  VICE  PRESIDENT
     TELEPHONE:  (860)  677-2603
     E-MAIL:  RPOPOLIZIO@EDACTECHNOLOGIES.COM

                  EDAC TECHNOLOGIES TO POSTPONE ANNUAL MEETING

     FARMINGTON, CT, JUNE 24, 2002 - EDAC TECHNOLOGIES CORPORATION (OTC Bulletin
Board: EDAC), a designer and manufacturer of tools, fixtures, jet engine components, injection molds and spindles, today reported it will postpone its annual meeting of stockholders, originally scheduled for June 27, 2002. A subsequent announcement will be made after a new date has been set for the annual meeting.

ABOUT  EDAC  TECHNOLOGIES  CORPORATION
--------------------------------------

EDAC Technologies Corporation's Gros-Ite Industries division primarily offers design and manufacturing services for the aerospace industry in such areas as jet engine parts, special tooling, equipment and gauges and components used in the manufacture, assembly and inspection of jet engines. The Company's Gros-Ite Spindle Division specializes in the design, manufacture and repair of precision spindles, which are an integral part of numerous machine tools which are found in virtually any type of manufacturing environment. Apex Machine Tool Company is a diversified manufacturing company specializing in high-precision fixtures, gauges, dies and molds.

Certain matters described in this report are forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Without limitation, these forward-looking statements include statements about the Company's future operating performance and profitability. Such risks and uncertainties include, but are not limited to, factors which could affect demand for the Company's products and services such as general economic conditions and economic conditions in the aerospace industry and the other industries in which the Company competes; and competition from the Company's competitors. Other risks are set forth in the Company's reports and documents filed from time to time with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or otherwise.

                                      # # #